UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05639

Pacholder High Yield Fund, Inc.

(Exact name of registrant as specified in charter)

8044 Montgomery Road, Ste. 555

Cincinnati, OH 45236

(Address of principal executive offices) (Zip code)

Gary J. Madich

8044 Montgomery Road, Ste. 555

Cincinnati, OH 45236

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (513) 985-3200

Date of fiscal year end: December 31

Date of reporting period: January 1, 2007 through December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

  PACHOLDER HIGH YIELD FUND, INC.

Directors and Officers

Gary J. Madich, CFA

President

Patricia A. Maleski

Vice President and Chief Administrative Officer

Stephanie J. Dorsey

Treasurer

Penny Grandominico

Chief Compliance Officer

Jessica K. Ditullio

Secretary

John F. Williamson Chairman and Director George D. Woodard Director Daniel A. Grant Director William J. Morgan Director

Investment Objective

A closed-end fund seeking a high level of total return

through current income and capital appreciation by

investing primarily in high-yield, fixed income securities

of domestic companies.

Investment Advisor

J.P. Morgan Investment Management Inc.

Administrator

JPMorgan Funds Management, Inc.

Custodian

JPMorgan Chase Bank, N.A.

Transfer Agent

Computershare Investor Services, LLC

Legal Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Executive Offices

Pacholder High Yield Fund, Inc.

8044 Montgomery Road

Suite 555

Cincinnati, Ohio 45236

Shareholder Services

(877) 217-9502

Please visit our web site, www.phf-hy.com, for information on the Fund’s NAV, share price, news releases, and SEC filings. We created this site to provide stockholders quick and easy access to the timeliest information available regarding the Fund.

This report is for the information of stockholders of Pacholder High Yield Fund, Inc. It is not a prospectus, offering circular or other representation intended for use in connection with the purchase or sale of shares of the Fund or any securities mentioned in this report.

PACHOLDER HIGH YIELD FUND, INC.

ANNUAL REPORT

DECEMBER 31, 2007

PACHOLDER HIGH YIELD FUND, INC.

(Unaudited)

Dear Stockholders:

Fourth Quarter and Annual Overview

For the year ended December 31, 2007, the Fund posted a 1.36% net-of-fees net asset value (NAV) return (i.e., net of expenses, including preferred stock dividends, and the effect of the Fund’s leveraged capital structure) and a 4.23% gross-of-fees NAV return (gross of leverage, fees and expenses), compared to the -5.37% average total return of the Morningstar Closed-End High Yield Category and the 2.54% return of the Credit Suisse High Yield Index, Developed Countries Only (the “Index”).

Further sub-prime related concerns triggered the credit markets’ deepest and longest sell-off in five years during the second half of 2007. Despite a strong first half and a couple of abbreviated rallies, the Index gained only 2.54%, the lowest return since 2002. In this environment of general risk avoidance, U.S. Treasury securities outperformed other U.S. fixed income sectors. Treasury-sensitive or less cyclical sectors generally submitted the best results within the markets, with healthcare, utilities and metals/minerals leading the way. Negative returns were generally produced by sectors exposed to the declining housing or sub-prime markets. Financials, housing and consumer durables dropped furthest within the market.

Performance benefited from one of the Fund’s total return investments and an underweight in the housing and building materials sector. Detractors from performance included an underweight in BB-rated securities and certain total return investments that lagged the market in the second half of the year. The Fund’s allocation to leveraged loans (which historically have performed better than high yield in down markets) did not perform as expected during the year ended December 31, 2007, as leveraged loans slightly underperformed the high-yield market. This performance was due, in part, to new issues of loans that Wall Street firms were not able to sell into the market.

The Fund posted a -2.83% net-of-fees return and a -1.51% gross-of-fees return for the fourth quarter ended December 31, 2007, outperforming the -5.25% average total return of the Morningstar Closed-End High Yield Category and underperforming the Index’s -1.11% total return. Performance during the quarter was very mixed; the Index posted a 1.24% return in October, as the stock market hit new all-time highs and the credit markets briefly rallied. However, November and December Index results of -2.56% and -0.17% clearly showed that the markets were not out of the woods, as headlines and continued housing and financial sector issues took their toll on equity and credit markets in general. Results for broad equity indexes during the fourth quarter were indicative of the equity markets’ concerns about a slowing economy and credit markets. The Russell 2000, S&P 500, NASDAQ Composite and Dow Jones Industrial Indexes returned -4.58%, -3.33%, -1.62% and -3.91%, respectively.

The trailing 12-month issuer default rate for below-investment-grade issuers, as measured by Moody’s Investors Service, closed 2007 at 0.9%, down from 1.7% at the end of 2006. Continued economic growth, strong corporate profits, low interest rates and abundant liquidity in the capital markets combined to keep the default rate low. Moody’s currently believes that the trailing 12-month default rate will rise to 4.8% by the end of 2008, which is just below its historical average of 5%.

During the fourth quarter, only six of the Index’s 19 industry sectors posted positive results. Industry sectors of the high-yield market that performed relatively well were healthcare, utilities and aerospace. Sectors that provided weak relative performance included financials, housing and transportation (auto). The Fund is well diversified, with investments in 184 issuers from 48 different industries. As of December 31, 2007, the Fund’s largest industry concentration was in media, which accounted for 10.8% of the Fund’s total market value (excluding investments of cash collateral for securities loaned).

In the fourth quarter, intermediate Treasury rates dropped between 56 and 78 basis points (bps). The average price of the Index dropped 3.34 points from 97.37 to 94.03, the average yield rose 96 bps from 8.54% to 9.50% and the spread over the comparable Treasury widened 168 bps from 423 to 591.

The principal factors that determine the income available for common shares are the yield on the Fund’s investment portfolio, the number of defaults in the Fund’s portfolio, the cost of the preferred share dividends and the Fund’s expenses. From 2004 to mid-2007, issuers refinancing at lower yields generally lowered the yield earned by the Fund and other high-yield investors. The Fund’s income was helped during this time period due to default rates being well below the long-term historical average of approximately 5%.

Over the last several weeks, a number of auctions for preferred shares of closed-end funds and other issuers have failed including the auctions for the Fund’s auction rate preferred shares (“Preferred Shares”). A “failed auction” occurs when there are not enough buyers to match with sellers at the auction. Holders of preferred shares who wish to sell may not be able to do so until there is a successful auction with sufficient demand for the shares. In addition, a failed auction may increase the cost of the Fund’s leverage and impact the income available for the Fund’s common stockholders. A failed auction is not a default event. Preferred stockholders continue to receive dividends at the maximum rate set on the date of the failed auction, and their “liquidation preference” of $25,000 per share (plus accumulated but unpaid dividends, if any) is unaffected. The maximum rate is based on the rating assigned to the Fund’s preferred shares and may range from 150% to 275% of the “AA” Financial

PACHOLDER HIGH YIELD FUND, INC.

(Unaudited)

Composite Commercial Paper Rate. Based on the current credit ratings assigned to the Preferred Shares, the maximum rate is equal to 150% of the “AA” Financial Composite Commercial Paper Rate on the date of the auction and was 4.368% for the auction held on February 27, 2008.

Portfolio Strategy and Outlook

We are continuing the Fund’s dual strategy of increasing positions with lower credit volatility, such as senior secured loans (12.4% portfolio weighting), while also selectively investing in total return opportunities. The investment team continues to cull the portfolio of issues with poor structure (diminished amount of leverage, lack of adequate covenant protection, etc.) and eliminate credits deemed to be over-valued or not hitting operating performance expectations.

The portfolio management team continues to focus on securities that we believe are better able to handle a slowing economy predicated on bottom-up fundamental analysis of the individual issuers and securities available in the market.

As always, we appreciate your interest in the Fund and look forward to your continued support.

Sincerely,

Gary J. Madich, CFA

President

February 28, 2008

Portfolio Holdings Availability

The Fund’s monthly portfolio holdings are available on our website (www.phf-hy.com) no sooner than 10 days after each month end.

The performance quoted is past performance and is not a guarantee of future results. Closed-end funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown.

JPMorgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., JPMorgan Investment Advisors, Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

Securities rated below investment grade are called “high-yield bonds,” “non-investment grade bonds,” “below investment-grade bonds,” or “junk bonds.” They generally are rated in the fifth or lower rating categories of Standard & Poor’s and Moody’s Investors Service. Although these securities tend to provide higher yields than higher rated securities, there is a greater risk that the Fund’s share value will decline. Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

Opinions and estimates offered constitute our judgment and are subject to change without notice, as are statements of financial market trends, which are based on current market conditions. We believe the information provided here is reliable, but do not warrant its accuracy or completeness. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. The views and strategies described may not be suitable for all investors. This material has been prepared for informational purposes only, and is not intended to provide, and should not be relied on for, accounting, legal or tax advice. References to future returns are not promises or even estimates of actual returns a client portfolio may achieve. Any forecasts contained herein are for illustrative purposes only and are not to be relied upon as advice or interpreted as a recommendation.

Figure 1

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders

December 31, 2007

Description	Par (000)	Value	Percent of Net Assets*

CORPORATE DEBT SECURITIES — 126.6%
AEROSPACE & DEFENSE — 0.2%
L-3 Communications Corp., Sr Nt, 6.38%, 10/15/15	$250	$246,250	0.2%

AIRLINES — 4.7%
American Airlines, Inc., Collateral Trust Notes, 10.18%, 1/2/13	1,296	1,290,472	1.1
American Airlines, Inc., Pass Thru Cert, 7.379%, 5/23/16	564	524,081	0.4
American Airlines, Inc., Private Placement, Nt, 3.363%, 10/18/09[9] 10.32%, 7/30/14[2]	572 750	538,135 742,500	0.4 0.6
Continental Airlines, Inc., Pass Thru Cert, 9.798%, 4/1/21[10]	1,844	1,871,814	1.6
Continental Airlines, Inc., Unsubordinated, 8.75%, 12/1/11[6]	250	235,625	0.2
Delta Air Lines, Inc., 8.30%, 12/15/29[1,4,6]	1,500	71,250	0.1
Delta Air Lines, Inc., 10.125%, 5/15/10[1,4]	500	23,750	0.0
United Airlines, Inc., FRN, 7.64%, 7/2/14[2]	200	177,000	0.2
United Airlines, Inc., Private Placement, Nt, 7.336%, 7/2/19[2]	100	92,500	0.1

		5,567,127	4.7
AUTO COMPONENTS — 2.9%
Delphi Corp., 7.125% 5/1/29[1,4,6]	725	442,250	0.4
JB Poindexter & Co., Inc., Co Guar, 8.75%, 3/15/14[10]	2,584	2,164,100	1.8
Lear Corp., Sr Nt, 8.75%, 12/1/16	960	873,600	0.7

		3,479,950	2.9
AUTOMOBILES — 4.6%
Ford Motor Co., Debentures, 7.13%, 11/15/25	400	274,000	0.2
Ford Motor Co., Nt, 7.45%, 7/16/31[10] 9.98%, 2/15/47[10]	1,850 750	1,373,625 618,750	1.2 0.5
General Motors Corp., Debentures, 8.10%, 6/15/24[10] 8.375%, 7/15/33[6]	2,075 2,000	1,514,750 1,610,000	1.3 1.4

		5,391,125	4.6

Description	Par (000)	Value	Percent of Net Assets*

BEVERAGES — 0.2%
Constellation Brands, Inc., Sr Nt, 8.375% 12/15/14	$250	$250,625	0.2%

BUILDING PRODUCTS — 0.5%
Associated Materials, Inc., Sr Nt, 11.25%, 3/1/14[6,7]	400	256,000	0.2
Interline Brands, Inc., Sr Sub Nt, 8.125%, 6/15/14	350	346,500	0.3

		602,500	0.5
CHEMICALS — 5.0%
Mosaic Co., (The), Private Placement, Sr Nt, 7.625%, 12/1/14[2] 7.875%, 12/1/16[2]	125 125	133,750 135,000	0.1 0.1
PolyOne Corp., Nt, 8.875%, 5/1/12[10]	2,500	2,543,750	2.1
Quality Distribution LLC/QD Capital Corp., Co Guar, 9.00%, 11/15/10[9]	1,250	1,062,500	1.0
Quality Distribution LLC/QD Capital Corp., FRN, Co Guar, 9.743%, 1/15/12[9]	850	765,000	0.6
Sterling Chemicals, Inc., Private Placement, 10.25%, 4/1/15[2]	850	850,000	0.7
Terra Capital, Inc., Series B, Sr Nt, 7.00%, 2/1/17	525	513,188	0.4

		6,003,188	5.0
COMMERCIAL SERVICES & SUPPLIES — 3.4%
Cenveo Corp., Sr Sub Nt, 7.875%, 12/1/13[6]	325	289,656	0.2
Harland Clarke Holdings Corp., 9.62%, 5/15/15[6]	450	389,250	0.3
Harland Clarke Holdings Corp., FRN, 9.619%, 5/15/15	200	167,500	0.1
Phoenix Color Corp., Sr Sub Nt, 13.00%, 2/1/09[10]	2,030	2,017,313	1.7
Quebecor World Capital Corp. (Canada), Private Placement, Sr Nt, 8.75%, 3/15/16[2,10]	250	184,063	0.2

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders (continued)

December 31, 2007

Description	Par (000)	Value	Percent of Net Assets*

COMMERCIAL SERVICES & SUPPLIES (continued)
Quebecor World Capital Corp. (Canada), Sr Nt, 6.125%, 11/15/13[10]	$850	$661,938	0.6%
Quebecor World, Inc. (Canada), Private Placement, Sr Nt, 9.75%, 1/15/15[2,10]	450	338,063	0.3

		4,047,783	3.4
CONSTRUCTION ENGINEERING — 0.6%
United Rentals North America, Inc., Co Guar, 6.50%, 2/15/12	750	680,625	0.6

CONSUMER FINANCE — 4.8%
ACE Cash Express, Inc., Private Placement, Sr Nt, 10.25%, 10/1/14[2]	1,000	965,000	0.8
Ford Motor Credit Co., FRN, 7.99%, 1/13/12	300	251,989	0.2
Ford Motor Credit Co., Nt, 8.00%, 12/15/16[10] 8.625%, 11/1/10[10]	1,400 1,330	1,189,175 1,234,175	1.0 1.0
Ford Motor Credit Co., Sr Nt, 9.75%, 9/15/10	250	238,551	0.2
GMAC LLC, 6.625%, 5/15/12[10] 8.00%, 11/1/31	250 1,925	207,829 1,614,834	0.2 1.4

		5,701,553	4.8
CONSUMER PRODUCTS — 2.8%
Jarden Corp., 7.50%, 5/1/17[6]	800	688,000	0.6
Southern States Coop, Inc., Private Placement, Sr Nt, 11.00%, 11/1/10[2]	750	780,000	0.7
Spectrum Brands, Inc., Sr Nt, 7.375%, 2/1/15[6]	1,700	1,258,000	1.0
True Temper Sports, Inc., Sr Nt, 8.375%, 9/15/11	990	598,950	0.5

		3,324,950	2.8
CONTAINERS & PACKAGING — 4.7%
Berry Plastics Holding Corp., Nt, 8.875%, 9/15/14[6]	500	475,000	0.4
Cascades, Inc., (Canada), Sr Nt, 7.25%, 2/15/13	200	187,500	0.1
Constar International, Inc., FRN, Co Guar, 8.24%, 2/15/12[6]	750	705,000	0.6

Description	Par (000)	Value	Percent of Net Assets*

CONTAINERS & PACKAGING (continued)
Constar International, Inc., Sr Sub Nt, 11.00%, 12/1/12[10]	$2,680	$2,010,000	1.7%
Plastipak Holdings, Inc., Private Placement, Sr Nt, 8.50%, 12/15/15[2]	300	300,000	0.3
Portola Packaging, Inc., Sr Nt, 8.25%, 2/1/12[10]	1,260	929,250	0.8
Smurfit-Stone Container Enterprises, Inc., Sr Nt, 8.00%, 3/15/17[6,10]	1,000	966,250	0.8

		5,573,000	4.7
DISTRIBUTORS — 1.0%
American Tire Distributors, Inc., Nt, 10.75%, 4/1/13[6]	1,250	1,218,750	1.0

DIVERSIFIED MANUFACTURING — 1.7%
Polypore, Inc., Sr Sub Nt, 8.75%, 5/15/12[10]	2,035	1,989,213	1.7

DIVERSIFIED CONSUMER SERVICES — 4.5%
Allied Waste North America, Inc., Sr Nt, 6.125%, 2/15/14 6.875%, 6/1/17	500 250	480,625 243,750	0.4 0.2
Knowledge Learning Corp., Inc., Private Placement, Sr Sub Nt, 7.75%, 2/1/15[2]	2,100	2,000,250	1.7
Mac-Gray Corp., Sr Nt, 7.625%, 8/15/15	650	633,750	0.5
Service Corp. International, 7.00%, 6/15/17	750	718,125	0.6
Service Corp. International, Private Placement, 6.75%, 4/1/15	250	246,875	0.2
Stewart Enterprises, Inc., Sr Nt, 6.25%, 2/15/13[10]	1,084	1,018,960	0.9

		5,342,335	4.5
DIVERSIFIED TELECOMMUNICATION SERVICES — 5.2%
Level 3 Financing, Inc., Co. Guar, 9.25%, 11/1/14[10]	1,500	1,357,500	1.1
Level 3 Financing, Inc., FRN, Private Placement, 9.15%, 2/15/15	250	210,625	0.2
Level 3 Financing, Inc., Sr Nt, 12.25%, 3/15/13	200	202,000	0.2
McLeod USA, Inc., Private Placement, Sec’d Nt, 10.50%, 10/1/11[2]	433	483,878	0.4

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders (continued)

December 31, 2007

Description	Par (000)	Value	Percent of Net Assets*

DIVERSIFIED TELECOMMUNICATION SERVICES (continued)
PAETEC Holding Corp., Private Placement, 9.50%, 7/15/15[2]	$400	$390,000	0.3%
Qwest Corp., Sr Nt, 7.625%, 6/15/15[10]	1,650	1,678,875	1.4
Time Warner Telecom Holdings, Inc., Sr Nt, 9.25%, 2/15/14[10]	1,000	1,022,500	0.9
Windstream Corp., 8.125%, 8/1/13	750	776,250	0.7

		6,121,628	5.2
ELECTRIC UTILITIES — 1.8%
Energy Future Holdings Corp., Private Placement, Nt, 10.875%, 11/1/17[2]	450	452,250	0.4
Reliant Energy, Inc., 7.625%, 6/15/14[6]	750	742,500	0.6
Reliant Energy, Inc., Sec’d Nt, 6.75%, 12/15/14[10]	1,000	1,002,500	0.8

		2,197,250	1.8
ELECTRONIC EQUIPMENT & INSTRUMENTS — 1.6%
Flextronics International Ltd. (Singapore), Debentures, 6.25%, 11/15/14	60	57,150	0.0	[12]
Intcomex, Inc., Sec’d Nt, 11.75%, 1/15/11[10]	1,100	1,127,500	1.0
Sanmina-SCI Corp., FRN, Private Placement, Sr Nt, 7.741%, 6/15/14[2]	300	289,125	0.2
Smart Modular Technologies (Cayman Islands), FRN, Sr Nt, 10.731%, 4/1/12	423	439,920	0.4

		1,913,695	1.6
ENERGY EQUIPMENT & SERVICES — 2.7%
Bristow Group, Inc., Co Guar, 6.125%, 6/15/13	250	240,000	0.2
Calfrac Holdings LP, Private Placement, Debentures, 7.75%, 2/15/15[2]	250	239,375	0.2
Chart Industries, Inc., Sr Sub Nt, 9.125%, 10/15/15	1,400	1,435,000	1.2
PHI, Inc., Co Guar, 7.125%, 4/15/13	783	751,680	0.6
Pride International, Inc., Sr Nt, 7.375%, 7/15/14	200	205,500	0.2
Seitel, Inc., Private Placement, 9.75%, 2/15/14	350	298,375	0.3

		3,169,930	2.7

Description	Par (000)	Value	Percent of Net Assets*

FOOD & STAPLES RETAILING — 1.9%
Golden State Foods Corp., Private Placement, Sr Sub Nt, 9.24%, 1/10/12[2,8,9]	$1,550	$1,579,063	1.3%
Rite Aid Corp., Debentures, 7.50%, 3/1/17	100	88,125	0.1
8.625%, 3/1/15	250	201,562	0.2
Rite Aid Corp., Private Placement, 9.375%, 12/15/15	400	332,000	0.3

		2,200,750	1.9
FOOD PRODUCTS — 4.0%
Chiquita Brands International, Inc., Sr Nt, 8.875%, 12/1/15[6]	2,699	2,442,595	2.1
Eurofresh, Inc., Private Placement, Nt, 11.50%, 1/15/13[2]	2,750	1,650,000	1.4
National Beef Packaging Co. LLC/NB Finance Corp., Sr Nt, 10.50%, 8/1/11[10]	500	475,000	0.4
Pilgrim’s Pride Corp., Debentures, 8.375%, 5/1/17[6]	150	147,000	0.1
Tom’s Foods, Inc., Sr Nt, 10.50%, 11/1/04[1,4,9]	907	9,068	0.0	[12]

		4,723,663	4.0
GAMING — 3.4%
Mashantucket Western Pequot Tribe, Private Placement, 8.50%, 11/15/15[2,6]	1,320	1,326,600	1.1
MGM Mirage, Inc., Co Guar, 7.625%, 1/15/17[6]	150	148,125	0.1
MGM Mirage, Inc., Sr Nt, 7.50%, 6/1/16	250	247,500	0.2
Pokagon Gaming Authority, Private Placement, Sr Nt, 10.375%, 6/15/14[2]	750	806,250	0.7
Seminole Hard Rock Entertainment, Inc., Private Placement, FRN, 7.49%, 3/15/14[2]	500	477,500	0.4
Shingle Springs Tribal Gaming Authority, Private Placement, Sr Nt, 9.375%, 6/15/15[2]	1,000	970,000	0.9

		3,975,975	3.4

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders (continued)

December 31, 2007

Description	Par (000)	Value	Percent of Net Assets*

HEALTH CARE EQUIPMENT & SUPPLIES — 1.3%
Bausch & Lomb, Inc., Private Placement, Debentures, 9.875%, 11/1/15[2,6]	$300	$304,500	0.3%
Cooper Cos, Inc. (The), Sr Nt, 7.125%, 2/15/15	500	486,250	0.4
LVB Acquisition Merger Sub, Inc., Private Placement, 10.00%, 10/15/17[2]	700	714,000	0.6

		1,504,750	1.3
HEALTH CARE PROVIDERS & SERVICES — 10.9%
Community Health Systems, Inc., Private Placement, 8.875%, 7/15/15	1,000	1,018,750	0.9
HCA, Inc., Debentures, 6.30%, 10/1/12[10]	250	222,500	0.2
6.50%, 2/15/16[10]	500	422,500	0.4
HCA, Inc., Private Placement, Sec’d Nt, 9.125%, 11/15/14	475	494,000	0.4
9.25%, 11/15/16	1,000	1,050,000	0.9
Medical Services Co., FRN, Co Guar, 12.743%, 10/15/11[10]	2,800	2,562,000	2.1
Multiplan, Inc., Private Placement, 10.375%, 4/15/16[2]	1,000	995,000	0.8
TeamHealth, Inc., Sr Sub Nt, 11.25%, 12/1/13[10]	2,184	2,315,040	2.0
Tenet Healthcare Corp., Sr Nt, 9.875%, 7/1/14[10]	1,800	1,714,500	1.5
United Surgical Partners International, Inc., Private Placement, Sr Nt, 8.875%, 5/1/17[6]	150	148,125	0.1
Vanguard Health Holding Co. II LLC, Sr Sub Nt, 9.00%, 10/1/14[10]	2,000	1,925,000	1.6

		12,867,415	10.9
HOTELS, RESTAURANTS & LEISURE — 0.8%
OSI Restaurant Partners, Inc., Private Placement, 10.00%, 6/15/15[2,6]	300	219,000	0.2
Six Flags, Inc., Sr Nt, 9.625%, 6/1/14[6]	1,000	737,500	0.6

		956,500	0.8

Description	Par (000)	Value	Percent of Net Assets*

HOUSEHOLD DURABLES — 0.7%
KB Home, Sr Nt, 5.875%, 1/15/15	$700	$603,750	0.5%
Meritage Homes Corp., Sr Nt, 7.00%, 5/1/14	250	178,750	0.2

		782,500	0.7
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 5.0%
AES Corp. (The), Private Placement, Sr Nt, 8.00%, 10/15/17[2]	100	102,250	0.1
Calpine Corp., Private Placement, 8.50%, 7/15/10[1,2,4]	1,000	1,070,000	0.9
Calpine Corp., Private Placement, Sec’d Nt, 9.875%, 12/1/111,2,4,	250	261,250	0.2
Calpine Corp., Private Placement, Sr Sec’d Nt, 8.75%, 7/15/13[1,2,4]	1,100	1,182,500	1.0
Calpine Generating Co. LLC, FRN, Sec’d Nt, 14.37%, 4/1/11[1,3,4]	1,000	162,559	0.1
Dynegy Holdings, Inc., Sr Unsec’d Nt, 7.125%, 5/15/18	500	442,500	0.4
Mirant Americas Generation LLC, Sr Nt, 8.30%, 5/1/11[10]	1,250	1,253,125	1.0
8.50%, 10/1/21	1,000	917,500	0.8
NRG Energy, Inc., Sr Nt, 7.375%, 1/15/17	250	243,750	0.2
Texas Competitive Electric Holdings Co. LLC, Private Placement, 10.25%, 11/1/15[2]	350	346,500	0.3

		5,981,934	5.0
INDUSTRIAL CONGLOMERATES — 2.1%
Milacron Escrow Corp., Sec’d Nt, 11.50%, 5/15/11[10]	1,445	1,322,175	1.1
Trimas Corp., Co Guar, 9.875%, 6/15/12[10]	1,253	1,221,675	1.0

		2,543,850	2.1
INDUSTRIAL MACHINERY — 1.5%
Baldor Electric Co., Sr Nt, 8.625%, 2/15/17	100	103,000	0.1
General Cable Corp., FRN, Private Placement, 7.606%, 4/1/15	250	237,500	0.2

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders (continued)

December 31, 2007

Description	Par (000)	Value	Percent of Net Assets*

INDUSTRIAL MACHINERY (continued)
RBS Global, Inc. & Rexnord Corp., Sr Nt, 8.875%, 9/1/16[10]	$1,150	$1,092,500	0.9%
RBS Global, Inc. & Rexnord Corp., Sr Sub Nt, 11.75%, 8/1/16[6]	410	400,775	0.3

		1,833,775	1.5
INSURANCE — 1.2%
Crum and Forster Holdings Corp., Private Placement, 7.75%, 5/1/17	600	588,750	0.5
HUB International Holdings, Inc., Private Placement, 9.00%, 12/15/14[2]	500	446,250	0.4
10.25%, 6/15/15[2]	500	425,000	0.3

		1,460,000	1.2
IT SERVICES — 2.0%
First Data Corp., Private Placement, 9.875%, 9/24/15[2,6]	500	465,000	0.4
Unisys Corp., Sr Nt, 8.00%, 10/15/12[10]	1,250	1,093,750	0.9
12.50%, 1/15/16	750	777,188	0.7

		2,335,938	2.0
MARINE — 0.4%
Ultrapetrol Bahamas Ltd. (Bahamas), 1st Mtg, 9.00%, 11/24/14	450	427,500	0.4

MEDIA — 13.4%
Adelphia Communications Corp., 6.00%, 2/15/06[1,4]	125	12	0.0	[12]
Adelphia Communications Corp., Sr Nt, 8.125%, 7/15/03[1,4]	750	74,062	0.1
9.375%, 11/15/09[1,4]	560	58,100	0.1
Adelphia Recovery Trust, Contingent Value, 0%, 12/31/49[1,4]	1,297	100,509	0.1
Barrington Broadcasting Group LLC and Barrington Broadcasting Capital Corp., Private Placement, Sr Sub Nt, 10.50%, 8/15/14	700	721,875	0.6
Block Communications, Inc., Private Placement, Sr Nt, 8.25%, 12/15/15[2]	300	300,375	0.3
CanWest MediaWorks LP (Canada), Private Placement, Sr Nt, 9.25%, 8/1/15[2,6]	750	734,062	0.6

Description	Par (000)	Value	Percent of Net Assets*

MEDIA (continued)
CCH I Holdings LLC, Co Guar, 11.125%, 1/15/14	$350	$212,187	0.2%
CCH I Holdings LLC/CCH I Holdings Capital Corp., Sec’d Nt, 11.00%, 10/1/15[10]	1,805	1,471,075	1.3
Charter Communications Holdings II LLC/Charter Communications Holdings II Cap Corp., Series B, Sr Nt, 10.25%, 9/15/10	500	487,500	0.4
DirecTV Holdings LLC/DirecTV Financing Co., Sr Nt, 8.375%, 3/15/13	750	780,000	0.7
Fisher Communications, Inc., Sr Nt, 8.625%, 9/15/14	500	510,625	0.4
Idearc, Inc., Sr Nt, 8.00%, 11/15/16	1,350	1,238,625	1.1
Intelsat Bermuda Ltd. (Bermuda), FRN, Debentures, 8.886%, 1/15/15[10]	150	150,375	0.1
Intelsat Bermuda Ltd. (Bermuda), Nt, 9.25%, 6/15/16[10]	600	603,000	0.5
11.25%, 6/15/16[10]	500	516,250	0.4
Intelsat Corp., Sr Nt, 9.00%, 8/15/14	749	752,745	0.6
Lamar Media Corp., Sr Sub Nt, 6.625%, 8/15/15	750	729,375	0.6
LBI Media, Inc., Sr Disc Nt, 11.00%, 10/15/13[7]	625	564,843	0.5
Nexstar Finance Holdings LLC/Nexstar Finance Holdings, Inc., Sr Disc Nt, 0.00%, 4/1/13[7]	750	743,437	0.6
Quebecor Media, Inc. (Canada), Sr Nt, 7.75%, 3/15/16[10]	750	720,000	0.6
Radio One, Inc., Sr Sub Nt, 6.375%, 2/15/13[6]	500	413,125	0.3
RH Donnelley Corp., Sr Disc Nt, 6.875%, 1/15/13	250	223,750	0.2
RH Donnelley Corp., Sr Nt, 8.875%, 1/15/16	250	233,750	0.2
Valassis Communications, Inc., Private Placement, 8.25%, 3/1/15[6]	1,250	1,114,062	0.9
Videotron Ltee (Canada), Co Guar, Sr Unsec’d Nt, 6.375%, 12/15/15[10]	500	469,375	0.4

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders (continued)

December 31, 2007

Description	Par (000)	Value	Percent of Net Assets*

MEDIA (continued)
Virgin Media Finance plc (United Kingdom), Sr Nt, 9.125%, 8/15/16	$1,000	$990,000	0.8%
XM Satellite Radio, Inc., Private Placement, 10.00%, 6/1/13	1,000	985,000	0.8

		15,898,094	13.4
METALS & MINERALS — 0.8%
Wolverine Tube, Inc., Sr Nt, 10.50%, 4/1/09[6]	945	897,750	0.8

MULTILINE RETAIL — 0.7%
Brookstone Co., Inc., Sr Nt, 12.00%, 10/15/12[6]	150	139,875	0.1
Dollar General Corp., Private Placement, Sr Nt, 10.625%, 7/15/15[2,6]	750	688,125	0.6

		828,000	0.7
OIL, GAS & CONSUMABLE FUELS — 5.3%
El Paso Corp., Sr Nt, 6.875%, 6/15/14[6]	150	151,084	0.1
El Paso Performance-Linked Trust, Private Placement, Sr Nt, 7.75%, 7/15/11[2]	500	513,115	0.4
Encore Acquisition Co., Sr Nt, 6.00%, 7/15/15[10]	1,000	900,000	0.8
Northwest Pipeline Corp., Sr Nt, 7.00%, 6/15/16	500	532,500	0.5
OPTI Canada, Inc., (Canada), Private Placement, Co Guar, 8.25%, 12/15/14[2]	1,180	1,168,200	1.0
Range Resources Corp., Sr Sub Nt, 7.50%, 5/15/16	350	357,000	0.3
Swift Energy Co., Sr Nt, 7.125%, 6/1/17	1,510	1,434,500	1.2
W&T Offshore, Inc., Private Placement, Sr Nt, 8.25%, 6/15/14[2,6]	1,000	937,500	0.8
Williams Partners LP/Williams Partners Finance Corp., Sr Nt, 7.25%, 2/1/17	250	257,500	0.2

		6,251,399	5.3

Description	Par (000)	Value	Percent of Net Assets*

PAPER & FOREST PRODUCTS — 3.2%
Abitibi-Consolidated Co. of Canada, Sr Nt, 8.375%, 4/1/15[6]	$870	$645,975	0.5%
8.85%, 8/01/30	25	17,125	0.0	[12]
Ainsworth Lumber Co., Ltd. (Canada), Sr Nt, 6.75%, 3/15/14[6]	895	539,238	0.5
Bowater Canada Finance Corp. (Canada), Nt, 7.95%, 11/15/11	500	403,750	0.3
Georgia-Pacific Corp., Private Placement, Co Guar, 7.00%, 1/15/15[2]	125	121,563	0.1
7.125%, 1/15/17[2]	325	316,063	0.3
NewPage Corp., Sr Nt,
10.00%, 5/1/12	200	201,000	0.2
12.00%, 5/1/13[6]	800	826,000	0.7
Verso Paper Holdings LLC & Verson Paper, Inc., Private Placement, 11.375%, 8/1/16	725	735,875	0.6

		3,806,589	3.2
PHARMACEUTICALS — 1.1%
Celtic Pharma Phinco B.V., Private Placement (Bermuda), 17.00%, 6/15/12[9]	1,147	1,112,167	0.9
Elan Finance plc/Elan Finance Corp. (Ireland), FRN, Sr Nt, 8.869%, 11/15/11	90	85,500	0.1
Valeant Pharmaceuticals International, 7.00%, 12/15/11	100	96,125	0.1

		1,293,792	1.1
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.1%
Thornburg Mortgage, Inc., Sr Nt, 8.00%, 5/15/13	75	63,375	0.1

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 5.4%
Freescale Semiconductor, Inc., FRN, Private Placement, Sr Nt, 8.87%, 12/15/14	250	212,500	0.2
Freescale Semiconductor, Inc., Private Placement, Sr Nt, 8.875%, 12/15/14	1,000	892,500	0.8
MagnaChip Semiconductor S.A./MagnaChip Semiconductor Finance Co. (Luxembourg), FRN, Sec’d Nt, 8.241%, 12/15/11	1,000	890,000	0.8

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders (continued)

December 31, 2007

Description	Par (000)	Value	Percent of Net Assets*

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (continued)
MagnaChip Semiconductor S.A,/MagnaChip Semiconductor Finance Co. (Luxembourg), Sec’d Nt, 6.875%, 12/15/11[10]	$750	$630,938	0.5%
MagnaChip Semiconductor S.A./MagnaChip Semiconductor Finance Co. (Luxembourg), Sr Sub Nt, 8.00%, 12/15/14[6,10]	1,315	986,250	0.8
NXP BV/NXP Funding LLC (Netherlands), FRN, Sr Nt, 7.993%, 10/15/13	400	368,000	0.3
NXP BV/NXP Funding LLC (Netherlands), Sr Nt, 7.875%, 10/15/14	1,640	1,558,000	1.3
Spansion, Inc., FRN, Private Placement, 8.249%, 6/1/13[2]	1,000	900,000	0.7

		6,438,188	5.4
SPECIALTY RETAIL — 1.1%
Collective Brands, Inc., 8.25%, 8/1/13	250	235,000	0.2
General Nutrition Centers, Inc., Private Placement, PIK, 10.009%, 3/15/14	340	321,300	0.3
Linens ‘N Things, Inc., FRN, Sec’d Nt, 10.868%, 1/15/14[6]	1,335	700,875	0.6

		1,257,175	1.1
TEXTILES, APPAREL & LUXURY GOODS — 1.6%
Broder Bros. Co., Series B, Sr Nt, 11.25%, 10/15/10[10]	1,835	1,412,950	1.2
Hanesbrands, Inc., FRN, Sr Nt, 8.204%, 12/15/14	500	495,000	0.4
Westpoint Stevens, Inc., Sr Nt, 7.875%, 6/15/05[1,3,4,9]	1,000	—	0.0

		1,907,950	1.6
THRIFTS & MORTGAGE FINANCE — 0.1%
Countrywide Financial Corp., 6.25%, 5/15/16[6]	275	158,281	0.1

TOBACCO — 2.2%
Alliance One International, Inc., Nt, 11.00%, 5/15/12[10]	2,400	2,508,000	2.1
12.75%, 11/15/12[6]	150	156,750	0.1

		2,664,750	2.2

Description	Par (000)	Value	Percent of Net Assets*

TRANSPORTATION SERVICES — 0.7%
IdleAire Technologies Corp., Private Placement, Sr Disc Nt, 13.00%, 12/15/12[7]	$1,415	$778,250	0.7%

WIRELESS TELECOMMUNICATION SERVICES — 2.8%
Cricket Communications, Inc., Private Placement, Sr Nt, 9.375%, 11/1/14[2]	500	468,750	0.4
Cricket Communications, Inc., Sr Nt, 9.375%, 11/1/14	300	281,250	0.2
iPCS, Inc., FRN, Private Placement, Sr Nt, 7.036%, 5/1/13	440	414,700	0.4
MetroPCS Wireless, Inc., Private Placement, Sr Nt, 9.25%, 11/1/14	2,250	2,115,000	1.8

		3,279,700	2.8
Total Corporate Debt Securities
(Cost $161,166,377)		149,939,320	126.6

LOAN PARTICIPATIONS & ASSIGNMENTS — 17.8%
AUTOMOBILES — 1.6%
Ford Motor Co., Term Loan B, 8.00%, 12/15/13	1,985	1,833,998	1.6

CHEMICALS — 0.7%
Millenium Chemicals, Inc., 1st Lien Term Loan, 7.45%, 1/26/13[9]	500	463,335	0.4
Millenium Chemicals, Inc., 2nd Lien Term Loan, 10.95%, 1/26/13[9]	500	420,000	0.3

		883,335	0.7
COMMERCIAL SERVICES & SUPPLIES — 0.4%
Clarke American, Term Loan B, 7.33%, 6/30/14	97	86,637	0.1
Clarke American, Term Loan B, 7.33%, 6/30/14	180	161,076	0.1
Clarke American, Term Loan B, 7.33%, 6/30/14	62	55,767	0.1
Clarke American, Term Loan B, 7.33%, 6/30/14	55	49,543	0.0	[12]
Clarke American, Term Loan B, 7.33%, 6/30/14	104	92,861	0.1

		445,884	0.4
COMPUTERS & PERIPHERALS — 0.7%
Stratus Technologies, Inc., 2nd Lien Term Loan, 14.58%, 3/28/12	1,000	850,000	0.7

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders (continued)

December 31, 2007

Description	Par (000)	Value	Percent of Net Assets*

DIVERSIFIED FINANCIAL SERVICES — 1.5%
Realogy Corp., Bank Loan, Letter of Credit, 5.32%, 5/4/14	$422	$368,183	0.3%
Realogy Corp., Term Loan B, 8.24%, 10/10/13	1,568	1,367,535	1.2

		1,735,718	1.5
GAMING — 1.0%
Venetian Macau, Term Loan B, 7.08%, 5/25/13	1,333	1,271,453	1.0

HEALTH CARE PROVIDERS & SERVICES — 1.2%
Biomet, 1st Lien Term Loan 8.20%, 3/15/15	998	986,408	0.8
HCA, Inc., Term Loan B, 7.44%, 11/14/13	495	475,586	0.4

		1,461,994	1.2
HOTELS, RESTAURANTS & LEISURE — 0.4%
Outback Restaurant Partners, Inc., Term Loan, 4.88%, 6/14/14	5	4,903	0.0	[12]
7.12%, 6/14/13	476	434,360	0.4

		439,263	0.4
HOUSEHOLD DURABLES — 0.8%
Jacuzzi Brands, Inc., 1st Lien, Letter of Credit, 4.73%, 2/17/14	24	20,699	0.0	[12]
Jacuzzi Brands, Inc., 2nd Lien
7.09%, 2/7/14	226	191,911	0.2
10.84%, 8/7/14	834	606,941	0.5
10.84%, 8/20/14	167	121,388	0.1
Jacuzzi Brands, Inc., 1st Lien, Term Loan B, 7.09%, 2/7/14	49	41,282	0.0	[12]

		982,221	0.8
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 1.2%
Calpine Corp., Term Loan, 7.08%, 3/29/09	492	478,596	0.4
Texas Competitive Electric Holdings Co. LLC, 8.40%, 10/10/14	998	978,248	0.8

		1,456,844	1.2
IT SERVICES — 2.0%
Compucom Systems, Inc., Term Loan, 8.35%, 9/1/14	998	972,563	0.9
First Data Corp., Term Loan B-1, 7.58%, 9/24/14	28	26,097	0.0	[12]
7.63%, 9/24/14	371	352,063	0.3

Description	Par (000)	Value	Percent of Net Assets*

IT SERVICES (continued)
First Data Corp., Term Loan B-3, 7.58%, 9/24/14	$69	$65,554	0.1%
7.63%, 9/24/14	928	881,652	0.7

		2,297,929	2.0
MEDIA — 2.3%
Sirius Satellite, Term Loan B, 7.12%, 12/1/12	499	462,591	0.4
Univision, 1st Lien Term Loan, 7.21%, 9/29/14	1,418	1,290,382	1.1
Univision, 2nd Lien Term Loan, 7.34%, 3/29/09	1,000	975,000	0.8
Univision, Tranche 4, 1st Lien Term Loan, 7.09%, 9/20/14	41	36,868	0.0	[12]

		2,764,841	2.3
MULTILINE RETAIL — 0.8%
Dollar General Corp., Term Loan B1, 7.73%, 7/3/14	750	686,460	0.6
Dollar General Corp., Term Loan B2, 7.73%, 7/6/14	125	110,045	0.1
7.83%, 7/6/14	63	55,023	0.1
7.94%, 7/3/14	63	55,022	0.0	[12]

		906,550	0.8
PROPERTY & CASUALTY — 0.8%
Swett & Crawford Group, 1st Lien Bank Debt, 7.46%, 4/16/14	993	923,025	0.8

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.6%
Isola Group, 1st Lien Term Loan, 9.58%, 12/18/13	495	465,300	0.4
Isola Group, 2nd Lien Term Loan, 12.83%, 12/18/13	250	230,000	0.2
Sirius Computer Solutions, 2nd Lien Bank Loan, 10.83%, 5/30/13	1,000	942,500	0.8
TTM Technologies, Inc., Term Loan, 7.06%, 10/31/12 7.34%, 10/31/12	73 140	71,413 137,900	0.1 0.1

		1,847,113	1.6

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders (continued)

December 31, 2007

Description	Shares/Par (000)	Value	Percent of Net Assets*
WIRELESS TELECOMMUNICATION SERVICES — 0.8%
Alltel Communications, Inc., Term Loan B-3, 7.77%, 5/16/15	$998	$960,782	0.8%

Total Loan Participations & Assignments
(Cost $22,592,925)		21,060,950	17.8

ASSET-BACKED SECURITIES — 0.3%
Citigroup Mortgage Loan Trust, Inc., Series 2005-HE3, Class M12, FRN, 6.865%, 9/25/35[2,3,9]	500	30,000	0.0	[12]
Countrywide Asset-Backed Certificates, Series 2004-13, Class MV8, FRN, 6.565%, 1/25/35[9]	250	193,220	0.2
Long Beach Mortgage Loan Trust, Series 2004-5, Class M6, FRN, 7.365%, 9/25/34	142	60,201	0.1

Total Asset-Backed Securities
(Cost $769,173)		283,421	0.3

Total Fixed Income Investments
(Cost $184,528,475)		171,283,691	144.7

PREFERRED STOCKS — 0.2%
CONTAINERS & PACKAGING — 0.0%
Glasstech, Inc., Series C, Pfd[3,9]	— [11]	—	0.0

MEDIA — 0.2%
Spanish Broadcasting System, Series B, Pfd, PIK, 10.75%, 10/15/13	3	299,404	0.2

Total Preferred Stocks
(Cost $296,000)		299,404	0.2

COMMON STOCKS — 6.7%
AIRLINES — 0.6%
Delta Air Lines, Inc.[1]	46	685,729	0.6

BUILDING PRODUCTS — 0.0%[12]
Lexington Coal Co.[1]	25	31,639	0.0	[12]

CONSTRUCTION MATERIALS — 5.4%
Oglebay Norton Co.[1]	185	6,388,951	5.4

CONTAINERS & PACKAGING — 0.0%
Glasstech, Inc., Class C1,3,9	— [11]	—	0.0

Description	Shares/Par (000)	Value	Percent of Net Assets*

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.1%
AboveNet, Inc.[1]	$2	$147,966	0.1%
XO Holdings, Inc.[1]	1	1,068	0.0	[12]

		149,034	0.1
HOTELS, RESTAURANTS & LEISURE — 0.0%[12]
Bally Total Fitness Holding Corp.[1,9]	2	366	0.0	[12]
Bally Total Fitness Holding Corp.[1,3,6,8]	4	402	0.0	[12]

		768	0.0
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.1%
Mirant Corp.[1]	1	36,407	0.1

MEDIA — 0.5%
Adelphia Recovery Trust[1,3]	157	2	0.0	[12]
Time Warner Cable, Inc., Class A1	22	617,128	0.5

		617,130	0.5
SPECIALTY RETAIL — 0.0%[12]
Mattress Discounters Corp.[1,3,9]	8	13,909	0.0	[12]

TEXTILES, APPAREL & LUXURY GOODS — 0.0%
Westpoint Stevens, Inc.[1,3,9]	14	—	0.0

Total Common Stocks
(Cost $5,912,023)		7,923,567	6.7

RIGHTS — 0.0%
TEXTILES, APPAREL & LUXURY GOODS — 0.0%
Westpoint Stevens, Inc.[1,3,9] Expiring 4/25/14
(Cost $184,476)	13	—	0.0

WARRANTS — 0.1%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.1%
Abovenet, Inc., 9/8/08[1,3,9] (Strike Price $20.00)	1	38,628	0.0	[12]
Abovenet, Inc., 9/8/10[1,3,9] (Strike Price $24.00)	1	42,282	0.1
XO Holdings, Inc., Series A, 1/16/10[1] (Strike Price $6.25)	1	217	0.0	[12]
XO Holdings, Inc., Series B, 1/16/10[1] (Strike Price $7.50)	1	101	0.0	[12]
XO Holdings, Inc., Series C, 1/16/10[1] (Strike Price $10.00)	1	39	0.0	[12]

		81,267	0.1

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders (concluded)

December 31, 2007

Description	Shares/Par (000)	Value	Percent of Net Assets*

TRANSPORTATION SERVICES — 0.0%[12]
IdleAire Technologies Corp. 12/15/15[1] (Strike Price $1.00)	$1	$1,415	0.0%[12]

Total Warrants
(Cost $417,200)		82,682	0.1

Total Equity Investments
(Cost $6,809,699)		8,305,653	7.0

SHORT TERM INVESTMENT — 1.1%
INVESTMENT COMPANY — 1.1%
Federated Prime Obligations Fund (Cost $1,326,415)	1,326	1,326,415	1.1

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN — 18.7%
UBS Securities LLC — Repurchase agreement, 4.55%, dated 12/31/07, matures 01/02/08, repurchase price $22,185,377, collateralized by U.S. Government Agency Mortgages
(Cost $22,179,770)	22,180	22,179,770	18.7

TOTAL INVESTMENTS
(Cost $214,844,359)		$203,095,529	171.5

Payable Upon Return of Securities Loaned		(22,179,770)	(18.7)
Payable to Advisor		(797,134)	(0.7)
Payable to Administrator		(9,596)	0.0 [12]
Unrealized Appreciation on Unfunded Commitments		16,560	0.0 [12]
Unrealized Depreciation on Unfunded Commitments		(3,536)	0.0 [12]
Unrealized Appreciation on Swap Agreements		19,325	0.0 [12]
Unrealized Depreciation on Swap Agreements		(446,773)	(0.4)
Other Assets in Excess of Other Liabilities		4,707,831	4.0
Less: Outstanding Preferred Stock (2,640 shares at $25,000 per share) at liquidation value.		(66,000,000)	(55.7)

Net Assets Applicable to Common Stockholders		$118,402,436

Description	Value

Net Assets Applicable to Common Stockholders:
Common Stock, $.01 par value; 49,996,320 shares authorized 12,942,215 shares issued and outstanding	$129,422
Capital in excess of par value	177,539,060
Undistributed net investment income/loss	1,075,430
Accumulated net realized loss from security transactions	(48,178,222)
Net unrealized depreciation on investments	(12,163,254)

Net Assets Applicable to Common Stockholders	$118,402,436

Net Asset Value Per Common Share ($118,402,436/12,942,215)	$9.15

*	Applicable to common stockholders.
[1]	Non-income producing security.
[2]

Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Directors and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities amounted to $28,071,170 and 23.7% of net assets applicable to common stockholders.

[3]	Fair valued security. These securities amounted to $287,782 and 0.2% of net assets applicable to common stockholders.
[4]	Security in default.
[6]	All or a portion of the security is on loan. Securities on loan have a fair market value of $20,521,742.
[7]	Step-up bond. Interest rate shown is the rate in effect as of December 31, 2007.
[8]	Restricted security. These securities amounted to $1,579,465 and 1.3% of net assets applicable to common stockholders.
[9]	Security deemed to be illiquid. These securities amounted to $6,267,673 and 5.3% of net assets applicable to common stockholders.
[10]	All or a portion of the security is reserved for current or potential holdings of swaps, TBAs, when-issued securities and delayed delivery securities.
[11]	Amount rounds to less than 1,000 shares.
[12]	Amount rounds to less than 0.1%.
Cert	Certificate
Disc	Discount
FRN	Floating Rate Note. Interest rate shown is rate in effect as of December 31, 2007.
Guar	Guaranteed
Mtg	Mortgage
Nt	Note
Pfd	Preferred
PIK	Payment in kind
Sec'd	Secured
Sr	Senior
Sub	Subordinate
Unsec'd	Unsecured

See accompanying Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Statement of Operations

For the Year Ended December 31, 2007

INVESTMENT INCOME:
Interest	$17,753,407
Dividends	154,947
Securities lending (net)	167,891

Total Income	18,076,245
EXPENSES:
Investment advisory fees (Note 6)	1,508,726
Administrative fees (Note 6)	187,584
Printing fees	98,734
Stock exchange listing fees	14,801
Custodian and accounting fees (Note 6)	27,503
Transfer agent fees	21,082
Legal fees	233,971
Directors’ fees and expenses	107,744
Audit fee	64,823
Insurance	30,856
Interest expense	1,301

Operating Expenses	2,297,125
Commissions on auction rate preferred stock	167,942

Total Expenses	2,465,067
Less earnings credits	(6,486)

Net Expenses	2,458,581

Net Investment Income	15,617,664

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss):
Investments	(968,075)
Swaps	336,553

Net realized gain/(loss) on investments	(631,522)

Net change in unrealized appreciation/(depreciation):
Investments	(9,426,943)
Unfunded commitments	13,024
Swaps	(732,441)

Net change in unrealized appreciation/(depreciation) on investments	(10,146,360)

Net realized and unrealized gain/(loss) on investments	(10,777,882)

Net Increase/(Decrease) Resulting from Operations	4,839,782
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS FROM NET INVESTMENT INCOME	(3,515,352)

NET INCREASE/(DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$1,324,430

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets Applicable to Common Stockholders

	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
INCREASE/(DECREASE) IN NET ASSETS:
Operations:
Net investment income	$15,617,664	$14,032,276
Net realized gain/(loss) on investments	(631,522)	6,867,685
Net change in unrealized appreciation/(depreciation) on investments	(10,146,360)	7,046,430
Distributions to preferred stockholders from net investment income	(3,515,352)	(3,239,730)

Net increase/(decrease) in net assets resulting from operations applicable to common stockholders	1,324,430	24,706,661

DISTRIBUTIONS TO COMMON STOCKHOLDERS FROM:
Net investment income	(11,647,388)	(11,636,804)

Total distributions to common stockholders	(11,647,388)	(11,636,804)

FUND SHARE TRANSACTIONS (NOTE 2):
Value of 1,347 and 22,682 shares issued in reinvestment of dividends to common stockholders in 2007 and 2006, respectively	13,523	213,317

Total increase in net assets derived from fund share transactions	13,523	213,317

Total net increase/(decrease) in net assets applicable to common stockholders	(10,309,435)	13,283,174
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of period	$128,711,871	$115,428,697

End of period	$118,402,436	$128,711,871

Undistributed Net Investment Income	$1,075,430	$229,904

See accompanying Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Financial Highlights

(Contained below is per share operating performance data for a share of common stock outstanding, total return performance, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements calculated using average shares outstanding and market price data for the Fund’s shares.)

	For the Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$9.95	$8.94	$9.55	$8.59	$5.73

Net investment income	1.21	1.09	1.12	1.08	1.10
Net realized and unrealized gain/(loss) on investments	(0.84)	1.07	(0.67)	0.93	2.77
Cumulative effect on change in fixed income valuation (Note 1)	—	—	—	(0.07)	—
Distributions to preferred stockholders from net investment income	(0.27)	(0.25)	(0.16)	(0.08)	(0.07)

Net increase/(decrease) in net asset value resulting from operations	0.10	1.91	0.29	1.86	3.80

Distributions to Common Stockholders from:
Net investment income	(0.90)	(0.90)	(0.90)	(0.90)	(0.89)
Return of capital	—	—	—	—	(0.05)

Total distributions to common stockholders	(0.90)	(0.90)	(0.90)	(0.90)	(0.94)

Net asset value, end of period	$9.15	$9.95	$8.94	$9.55	$8.59

Market value per share, end of period	$8.10	$9.80	$8.50	$9.82	$9.14

TOTAL INVESTMENT RETURN(1):
Based on market value per common share(2)	(9.01)%	26.78%	(4.46)%	18.67%	67.19%
Based on net asset value per common share(3)(4)	1.24%	22.38%	3.33%	22.79%	68.92%
RATIOS TO AVERAGE NET ASSETS(5):
Expenses (prior to expenses related to leverage)(6)	1.18%	1.86%	1.50%	1.83%	1.80%
Applicable to common stockholders only(7)(8)	1.79%	2.87%	2.34%	2.88%	3.08%
Expenses (including expenses related to leverage)(6)	1.27%	1.95%	1.59%	1.92%	1.91%
Applicable to common stockholders only(7)(8)	1.92%	3.01%	2.48%	3.03%	3.26%
Net investment income(7)(8)	12.18%	11.61%	12.39%	12.14%	17.17%
SUPPLEMENTAL DATA:
Net assets at end of period, net of preferred stock (000)	$118,402	$128,712	$115,429	$123,180	$110,476
Portfolio turnover rate	64%	75%	95%	73%	51%
SENIOR SECURITIES:
Number of preferred shares outstanding at end of period	2,640	2,640	2,640	2,640	2,640
Asset coverage per share of preferred stock outstanding at end of period(9)	$69,849	$73,755	$68,723	$71,660	$66,853
Involuntary liquidation preference and average market value per share of preferred stock	$25,000	$25,000	$25,000	$25,000	$25,000

[1]

Total investment return excludes the effects of commissions. Dividends and distributions to common stockholders, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed, for purposes of this calculation, to be fully subscribed under the terms of the rights offering.

[2]

Assumes an investment at the common share market value at the beginning of the period indicated and sale of all shares at the closing common share market value at the end of the period indicated. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

[3]

Assumes an investment at the common share net asset value at the beginning of the period indicated and sale of all shares at the closing common share net asset value at the end of the period indicated. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

[4]

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for common stockholder transactions.

[5]	Ratios calculated on an annualized basis of expenses and net investment income. Ratios do not include the effect of dividends to preferred stockholders.
[6]	Ratios calculated relative to the average net assets of both common and preferred stockholders.
[7]	Ratios calculated relative to the average net assets of common stockholders only.
[8]	Information for the year 2003 was not audited by previous auditors. Ratios have been derived from audited financial statements for the year.
[9]	Calculated by subtracting the Fund's total liabilities (not including the preferred stock) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

See accompanying Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements

1.	SIGNIFICANT ACCOUNTING POLICIES — Pacholder High Yield Fund, Inc. (the “Fund”) is a closed-end, diversified management investment company with a leveraged capital structure. The Fund’s investment objective is to provide a high level of total return through current income and capital appreciation. Under normal circumstances, the Fund invests at least 80% of the value of its assets in high yield debt securities. The Fund invests primarily in fixed income securities of domestic companies. The Fund was incorporated under the laws of the State of Maryland in August 1988.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	SECURITY VALUATIONS — Fixed income securities (other than short-term investments maturing in 60 days or less), are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent pricing services approved by the Board of Directors. Such pricing services and broker-dealers generally provide bid-side quotations. Short-term investments, other than certain distressed debt securities, with remaining maturities of 60 days or less are valued at amortized cost. Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Swaps are priced generally by independent or affiliated pricing services or at an evaluated price provided by a counterparty or third party broker.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established and monitored by the Board of Directors. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. At December 31, 2007, there were fair-valued securities of $287,782.

Prior to January 1, 2004, the Fund valued fixed income securities based on the mean of bid and asked prices. Effective January 1, 2004, the Fund changed its valuation policy to value fixed income securities based on bid prices, as bid prices are believed to be more representative of the price that could be obtained in sales transactions in the market for such securities. Bid prices generally are lower than those based on the mean of bid and asked prices. The cumulative effect of this accounting change on January 1, 2004 was to decrease the value of investments and net assets applicable to common stockholders by approximately $854,808 ($0.07 per common share). The financial highlights for periods prior to December 31, 2004 have not been restated to reflect this change in accounting policy.

B.	REPURCHASE AGREEMENTS — Each repurchase agreement is valued at amortized cost. In connection with transactions in repurchase agreements, it is the Fund’s policy that a tri-party custodian take possession of the underlying collateral securities in a manner sufficient to enable the Fund to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The repurchase agreements are fully collateralized by U.S. Government agency securities.

C.	FEDERAL TAXES — It is the Fund’s policy to make distributions to stockholders of net investment income and net realized capital gains to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Fund intends to continue to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code and to distribute to stockholders each year substantially all of its taxable income, if any, including realized gains on investments.

The Fund seeks to maintain a level monthly dividend. Distributions paid by the Fund are subject to recharacterization for tax purposes. A portion of dividends paid may consist of net realized gains. To the extent that capital loss carryforwards are available to offset the distribution of capital gains but are not utilized at the end of the Fund’s fiscal year, such capital gain distributions may be taxable to stockholders as ordinary income.

The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Capital in Excess of Par Value	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Loss from Security Transactions
$(2,587,486)	$390,602	$2,196,884

The reclassification for the Fund relates primarily to defaulted bond interest, expiration of capital loss carryforwards and periodic and non-periodic payments from swap contracts.

The tax character of distributions paid during the years ended December 31, 2007 and 2006 was as follows:

	2007	2006
Common Stockholder Ordinary Income	$11,647,388	$11,636,804
Preferred Stockholder Ordinary Income	$3,515,352	$3,239,730

D.	SECURITIES TRANSACTIONS AND INVESTMENT INCOME — Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on an identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

E.	SECURITIES LENDING — To generate additional income, the Fund may lend its securities, through JPMorgan Chase Bank, N.A. (“JPMCB”) as lending agent (an affiliate of J.P. Morgan Investment Management Inc. (“JPMIM”)), to approved brokers and receives cash as collateral to secure the loans. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. As of December 31, 2007, the Fund loaned securities having a value of $20,521,742. Collateral is marked to market daily to provide a level of collateral at not less than 100% of the value of loaned securities. The cash collateral of $22,179,770 received by the Fund at December 31, 2007 was invested in a repurchase agreement (with an interest rate of 4.55% and a maturity date of January 2, 2008). Information on the investment of cash collateral is shown in the Statement of Net Assets Applicable to Common Stockholders.

Under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.06% of the average dollar value of loans of U.S. Securities outstanding during a given month; and (ii) 0.1142% of the average dollar value of loans of non-U.S. securities outstanding during a given month. For the year ended December 31, 2007, the fees have been voluntarily reduced to 0.05% and 0.10%, respectively. JPMCB received $14,462 in fees for services rendered in lending of securities during the year ended December 31, 2007.

F.	EXPENSES AND DISTRIBUTIONS — Expenses are accrued as incurred. Dividends to common stockholders are paid from net investment income monthly and distributions of net realized capital gains, if any, are paid at least annually. Dividends to preferred stockholders are accrued daily based on a variable interest rate set at weekly auctions or, in the absence of a successful auction, at a maximum rate as calculated in accordance with the Fund’s Articles Supplementary for Auction Rate Cumulative Preferred Stock and are paid weekly from net investment income. Distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

G.	WHEN, AS AND IF ISSUED SECURITIES — The Fund may engage in “when-issued” or “delayed delivery” transactions. The Fund records when-issued securities on the trade date and maintains

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis begin earning interest on the settlement date.

The Fund had no when-issued or delayed-delivery purchase commitments as of December 31, 2007.

H.	LOAN PARTICIPATIONS AND ASSIGNMENTS — The Fund may invest in loan participations and assignments of all or a portion of the loans. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participations (“Selling Participant”), but not the Borrower. In contrast, the Fund has direct rights against the Borrower on a loan when it purchases an assignment; provided, however, that the Fund’s rights may be more limited than the obligor from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. As a result, the Fund assumes the credit risk of the Borrower and the Selling Participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). Although certain loan assignments or participations are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. In addition, loan assignments and participations are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan assignments and participations and certain loan assignments and participations which were liquid, when purchased, may become illiquid.

I.	UNFUNDED COMMITMENTS — At December 31, 2007, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

Borrower	Unfunded Commitments
Calpine Corp., Term Loan	$486,180
NewPage Corp., Term Loan	744,060
Univision Communications, Term Loan	37,750

$1,267,990

J.	ESTIMATES — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

K.	INDEMNIFICATIONS — The Fund’s officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	COMMON STOCK — At December 31, 2007, there were 49,996,320 shares of common stock with a $.01 par value authorized and 12,942,215 shares outstanding. During the years ended December 31, 2007 and December 31, 2006, the Fund issued 1,347 and 22,682 shares of common stock, respectively, in connection with its dividend reinvestment plan.

3.	PREFERRED STOCK — On June 29, 2001, the Fund issued 3,680 shares of Series W Auction Rate Cumulative Preferred Stock (“ARPS”) at an offering price of $25,000 per share. During 2002, the Fund redeemed a total of $26,000,000 or 1,040 shares of ARPS at various intervals and amounts. No redemptions have occurred since 2002. Dividends on these shares are paid weekly at an annual rate determined by a weekly auction or, in the absence of a successful auction, at a maximum rate as calculated in accordance with the Fund’s Articles Supplementary for Auction Rate Cumulative Preferred Stock. The Fund is required to maintain certain asset coverages as set forth in the Fund’s Articles Supplementary for Auction Rate Cumulative Preferred Stock. The ARPS is subject to mandatory redemption at a redemption price of $25,000 per share, plus accumulated and unpaid dividends, if the Fund is not in compliance with the required asset coverage (minimum 2 to 1) tests and restrictions. In general, the holders of the ARPS and the common stock vote together as a single class, except that the ARPS stockholders, as a separate class, vote to elect two members of the Board of Directors, and separate votes are required on certain matters that affect the respective interests of the ARPS and common stock. The ARPS has a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. At December 31, 2007, accrued ARPS dividends were $56,930.

The weekly auction for the ARPS failed beginning February 13, 2008 and continuing through February 27, 2008, as there were not enough

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

buyers to match with sellers at the auction. Holders of preferred shares who wish to sell may not be able to do so until there is a successful auction with sufficient demand for the shares. In addition, a failed auction may increase the cost of the Fund’s leverage and impact the income available for common stockholders. The failed auction is not a default event. Preferred stockholders continue to receive dividends at the maximum rate set on the date of the failed auction, and their redemption price of $25,000 per share (plus accumulated but unpaid dividends, if any) is unaffected. The maximum rate is based on the rating assigned to the Fund’s preferred shares and may range from 150% to 275% of the “AA” Financial Composite Commercial Paper Rate. Based on the current credit ratings assigned to the Preferred Shares, the maximum rate is equal to 150% of the “AA” Financial Composite Commercial Paper Rate on the date of the auction and was 4.368% for the auction held on February 27, 2008. The Fund continues to maintain the required asset coverages.

4.	INTEREST RATE SWAPS — Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Net Assets Applicable to Common Stockholders. The change in value of swaps, including the periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

The Fund entered into interest payment swap arrangements with Citibank, N. A. New York (Citibank) for the purpose of partially hedging its dividend payment obligations with respect to the ARPS. Pursuant to each of the swap arrangements, the Fund makes payments to Citibank on a monthly basis at fixed annual rates. In exchange for such payments, Citibank makes payments to the Fund on a monthly basis at a variable rate determined with reference to the one month London Interbank Offered Rate (LIBOR). The variable rates ranged from 4.70% to 5.73% during the year ended December 31, 2007. The effective date, notional contract amount, maturity, fixed and floating annual rates and unrealized appreciation/depreciation of the swaps are as follows:

Effective Date	Notional Contract Amount	Maturity	Payments Made by the Fund	Payments Received by the Fund	Floating Annual Rate*	Unrealized Appreciation/ (Depreciation)
11/30/2007	$5 million	6/1/2011	4.00% monthly	1 month LIBOR monthly	4.70%	$(7,698)
6/1/2005	$5 million	6/2/2008	4.10% monthly	1 month LIBOR monthly	4.70%	19,325
6/1/2005	$5 million	6/1/2009	4.15% monthly	1 month LIBOR monthly	4.70%	(8,190)
12/1/2005	$5 million	12/1/2009	4.74% monthly	1 month LIBOR monthly	4.70%	(77,966)
12/1/2006	$5 million	12/1/2010	5.01% monthly	1 month LIBOR monthly	4.70%	(148,875)
8/14/2006	$5 million	6/1/2010	5.26% monthly	1 month LIBOR monthly	4.70%	(159,441)
8/14/2006	$5 million	12/1/2008	5.26% monthly	1 month LIBOR monthly	4.70%	(44,603)

*	Represents rate in effect at December 31, 2007.

Swap transactions, which involve future settlement, give rise to credit risk. Credit risk is the amount of loss the Fund would incur in the event the counterparty failed to perform according to the terms of the contractual commitments. The Fund is exposed to credit loss in the event of nonperformance by the counterparty on interest rate swaps. While notional contract amounts are used to express the volume of interest rate swap agreements, the amounts potentially subject to credit risk, in the event of nonperformance by the counterparty, are substantially smaller.

For the year ended December 31, 2007, the Fund’s receipts under the swap agreements were greater than the amount paid and accrued to Citibank by $336,553 and are included as realized gain/loss in the accompanying Statement of Operations.

The estimated market value of the interest rate swap agreements at December 31, 2007, amounted to approximately $427,448 in net unrealized depreciation and is included in the accompanying Statement of Net Assets Applicable to Common Stockholders. Swap transactions present risk of loss in excess of the related amounts included in the Statement of Net Assets Applicable to Common Stockholders.

5.	PURCHASES AND SALES OF SECURITIES — Purchases and sales of securities (excluding short-term securities) for the year ended

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

December 31, 2007 aggregated $120,311,357 and $121,612,394, respectively. During the year ended December 31, 2007, there were no purchases or sales of U.S. Government securities.

6.	TRANSACTIONS WITH INVESTMENT ADVISOR, ADMINISTRATOR, ACCOUNTING SERVICES AGENT AND CUSTODIAN — J.P. Morgan Investment Management Inc., (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. serves as investment advisor to the Fund under an investment advisory agreement effective as of January 1, 2007. Under the terms of the agreement, the Fund pays JPMIM an advisory fee that varies based on the total return investment performance of the Fund for the prior 12-month period relative to the percentage change in the Credit Suisse First Boston High Yield Index, Developed Countries Only™. The fee, which is accrued at least weekly and paid monthly, ranges from a maximum of 1.40% to a minimum of 0.40% (on an annualized basis) of the Fund’s average weekly net assets. For purposes of calculating the amount of the advisory fee, the Fund’s average weekly net assets is determined by taking the average of all determinations of such net assets during the applicable 12-month period. The Fund’s net assets meant the total assets of the Fund minus accrued liabilities of the Fund other than the principal amount of any outstanding senior securities representing indebtedness including the ARPS. For the twelve months ended December 31, 2007, the advisory fee was calculated based on 0.78% of average weekly net assets (as defined above) of the Fund. At December 31, 2007, accrued advisory fees were $797,134.

The Fund has an administrative services agreement with JPMorgan Funds Management, Inc. (the “Administrator”) (an affiliate of JPMIM) pursuant to which the Administrator provides administrative services to the Fund. Under the agreement, the Administrator receives from the Fund a fee, accrued at least weekly and paid monthly, at the annual rate of 0.10% of the average weekly net assets (including the ARPS) of the Fund. At December 31, 2007, accrued administrative fees were $9,596.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co., began serving as the Fund’s sub-administrator effective October 20, 2006. For its services as sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

Effective October 20, 2006, the Fund entered into a Global Custody and Fund Accounting Agreement (the “Agreement”) with JPMCB. For providing custody services under the Agreement, JPMCB is entitled to a fee from the Fund, accrued weekly and paid monthly. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

The amount paid to JPMCB for the year ended December 31, 2007, was $27,503 for custody and accounting fees, and the amount is included in Custodian and accounting fees on the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

7.	COMPONENTS OF ACCUMULATED EARNINGS (LOSSES) — At December 31, 2007, the components of net assets applicable to common stockholders (excluding paid in capital) on a tax basis were as follows:

December 31, 2007
Gross unrealized appreciation on investments	$6,858,354
Gross unrealized depreciation on investments	(18,032,549)

Net Unrealized appreciation/(depreciation) on investments	$(11,174,195)

Cost of investments for Federal Tax purposes	$214,269,724

The difference between the book-basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to the difference between book and tax amortization methods for premium and market discount and wash sale loss deferrals.

At December 31, 2007, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$72,383	$(47,557,814)	$(11,161,171)

The cumulative timing differences primarily consist of distributions payable, swap income accrual, post-October loss deferrals, wash sale

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (concluded)

loss deferrals and the difference between book and tax amortization methods for premium and market discount.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the period ended December 31, 2007, the Fund deferred to January 1, 2008 post October capital losses of $619,444.

At December 31, 2007, the Fund had available a capital loss carryforward of $47,557,814, of which $4,746,544 expires in 2008, $4,438,792 expires in 2009, $8,135,473 expires in 2010, $20,873,746 expires in 2011, $2,030,683 expires in 2012, $6,916,560 expires in 2013 and $416,016 expires in 2015, to offset any future net capital gains.

During the year ended December 31, 2007, $2,587,486 of the Fund’s capital loss carryovers expired.

8.	SCHEDULE OF RESTRICTED SECURITIES — A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by rule under the Act, or an exemption from the registration requirements of the Act. At December 31, 2007, the Fund held restricted securities representing 1.3% of the Fund’s net assets. The restricted securities held as of December 31, 2007 are identified below:

Security	Description	Acquisition Date	Cost of Security
Golden State Foods Corp.	Bond	2/26/2004	$1,555,625
Bally Total Fitness Holding Corp.	Common Stock	12/30/2005	24,275

9.	ILLIQUID SECURITIES — The Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult. At December 31, 2007, the Fund held illiquid securities representing 5.3% of net assets.

10.	OTHER MATTERS — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact to the Fund’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

The Fund invests at least 80% of its assets in high yield debt securities. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. These securities involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The ability of the issuers of debt and asset-backed securities, including sub-prime securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed securities, including sub-prime securities, can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

PACHOLDER HIGH YIELD FUND, INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Pacholder High Yield Fund, Inc.:

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pacholder High Yield Fund, Inc. (hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the year ended December 31, 2003 were audited by other auditors whose report, dated February 20, 2004, expressed an unqualified opinion on the financial statements containing those financial highlights.

PricewaterhouseCoopers LLP

New York, New York

February 28, 2008

PACHOLDER HIGH YIELD FUND, INC.

Tax Letter (Unaudited)

Certain tax information for the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended December 31, 2007. The information and distributions reported is this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2007. The information necessary to complete your income tax returns for the calendar year ending December 31, 2007 will be received under separate cover.

Dividends Received Deductions (DRD)

1.48% of ordinary income distributions qualified for the 70% dividend received deduction for corporate shareholders for the Fund’s fiscal year ended December 31, 2007.

PACHOLDER HIGH YIELD FUND, INC.

Supplemental Information (Unaudited)

Portfolio Holdings Information

No sooner than 10 days after the end of each month, the Fund’s uncertified complete schedule of its portfolio holdings as well as certain other fund facts and statistical information will be available on our website (www.phf-hy.com). In addition, the Fund files its certified, complete schedule of its portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available, without charge, on the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A description of the policies and procedures used by the Fund to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31, is available (i) without charge, on the Fund’s website at www.phf-hy.com and (ii) on the SEC’s website at www.sec.gov.

Dividend Reinvestment Plan

The Fund’s Dividend Reinvestment Plan offers you an automatic way to reinvest your dividends and capital gains distributions in additional shares of the Fund. For an enrollment form and detailed information about the Plan, please contact Computershare Investor Services, P.O. Box 43036, Providence, RI 02940-3036, (888) 294-8217, and www.computershare.com.

PACHOLDER HIGH YIELD FUND, INC.

Biographical Information Regarding Directors (Unaudited)

Interested Director Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
William J. Morgan* 8044 Montgomery Road Suite 555 Cincinnati, OH 45236 Age 52	Director	Elected annually; director since 1988.	From March 1, 2005 to present, Managing Director, JPMorgan Investment Management Inc. Prior to March 1, 2005, President, Treasurer and Director, Pacholder Associates, Inc.

Non-Interested Directors Name, Address and Age
John F. Williamson 8044 Montgomery Road Suite 555 Cincinnati, OH 45236 Age 69	Chairman of the Board	Elected annually; Chairman of the Board since February, 2004 and director since 1991.	Retired; Chairman and President, Williamson Associates, Inc. (investment adviser) January 1997 to June 2002; Director of ICO Inc., April 1995 to May 2002, Chairman from June 2001 to May 2002.

George D. Woodard 8044 Montgomery Road Suite 555 Cincinnati, OH 45236 Age 61	Director	Elected annually; director since 1995.	Manager, Henry & Horne, LLP (certified public accountants) since March 2000 and 1996-1999.

Daniel A. Grant 8044 Montgomery Road Suite 555 Cincinnati, OH 45236 Age 64	Director	Elected annually; director since 1992.	President, Utility Management (business consulting)

*	Mr. Morgan is considered an “interested person” of the Fund as defined in the 1940 Act because of his affiliation with JPMIM, the Fund’s investment adviser.

PACHOLDER HIGH YIELD FUND, INC.

Biographical Information Regarding Officers (Unaudited)

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Gary J. Madich, CFA* 1111 Polaris Parkway, Columbus, OH 43271 Age 52	President	Position held since October 20, 2006.	Since February 1995, Managing Director and Chief Investment Officer of JPMorgan Investment Advisors, Inc. (formerly Banc One Investment Advisors Corporation); from 1998 until December 31, 2006, Manager, Pacholder & Company, LLC.

Patricia A. Maleski* 245 Park Avenue New York, NY 10167 Age 47	Vice President	Position held since May 21, 2007.	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison; previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephanie J. Dorsey* 1111 Polaris Parkway Columbus, OH 43271 Age 38	Treasurer	Position held since May 21, 2007.	Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 to 2002.

Jessica K. Ditullio* 1111 Polaris Parkway Columbus, OH 43271-0152 Age 45	Secretary	Position held since October 20, 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Penny D. Grandominico* 1111 Polaris Parkway Columbus, OH 43271-0152 Age 58	Chief Compliance Officer	Position held since October 20, 2006	Vice President and Compliance Manager, JPMorgan Chase & Co. since February 2006; from August 2004 until February 2006, Compliance Director, BISYS Fund Services, Inc.; from March 1999 to August 2004, Compliance Manager, Banc One Investment Advisors Corporation.

*	Mr. Madich and Mesdames Maleski, Ditullio, Dorsey and Grandominico are considered “interested persons” of the Fund as defined in the 1940 Act because of their affiliation with the Fund’s Adviser or its affiliates.

PACHOLDER HIGH YIELD FUND, INC.

Supplemental Information (Unaudited) (concluded)

Privacy Policy

Respecting and protecting customer privacy is vital to Pacholder High Yield Fund, Inc. This Policy explains what Pacholder High Yield Fund, Inc. does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of Pacholder High Yield Fund, Inc. through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our web site, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. We do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for Pacholder High Yield Fund, Inc. The transfer agent needs this information to process your purchase and sale transactions, to pay dividends to you and to update your account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm Pacholder High Yield Fund, Inc. or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

Special Notice for California Residents.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

Special Notice for Vermont Residents.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE PACHOLDER HIGH YIELD FUND, INC. PRIVACY COMMITMENT Pacholder High Yield Fund, Inc. is committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.phf-hy.com.

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ITEM 2.	CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is George D. Woodard. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2007 – $61,400

2006 – $73,600

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)

2007 – $9,000

2006 – $5,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant’s financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2007 – $4,500

2006 – $4,300

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2007 and 2006.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2007 – Not applicable

2006 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-

approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2007 – 0.0%

2006 – 100.0% *

*	The number shown represents the percentage of services that were pre-approved. The percentage of services that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 0%.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were and $19.9 million in 2007 and $21.5 million in 2006.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The Registrant has a separately-designated standing Audit Committee established by the Board of Directors of the Registrant in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Directors, each of whom is not an “interested person” as defined in the Investment Company Act of 1940, as amended:

George D. Woodard

Daniel A. Grant

John F. Williamson

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

The Registrant has adopted proxy voting policies and procedures, as defined in Item 7 of Form N-CSR. A copy of the policies and procedures is filed as Exhibit 12(a)(3) to this Form. The Board of Directors has delegated to the Fund’s investment adviser (the “Adviser”), proxy voting authority with respect to the Fund’s portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the Fund, the Fund’s Board of Directors has adopted the Adviser’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues.

The Adviser and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.

Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, the Adviser will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that the Adviser and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, the Adviser has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. (“ISS”) in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund’s investment adviser or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how the Adviser will vote the proxy. In addressing any material conflict, the Adviser may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain Adviser personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

•

Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for the Adviser to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to the Adviser in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. The Adviser also considers the cost of voting in light of the expected benefit of the vote.

•

Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, the Adviser pays particular attention to management’s arguments for promoting the prospective change. The Adviser’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

•

The Adviser is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, the Adviser will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

•	The Adviser will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

•	The Adviser will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

•

The Adviser will vote in favor of increases in capital which enhance a company’s long-term prospects. The Adviser will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, the Adviser will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

•

The Adviser will vote in favor of proposals which will enhance a company’s long-term prospects. The Adviser will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

•	The Adviser reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, the Adviser will generally vote against such proposals and vote for revoking existing plans.

•

Where social or environmental issues are the subject of a proxy vote, the Adviser will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.

•

With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) the Adviser’s position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

•

The Adviser considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

•

The Adviser votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

•	The Adviser also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

•	The Adviser votes against proposals for a super-majority vote to approve a merger.

•

The Adviser considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

•

The Adviser votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders’ equity and dilution to voting power. The Adviser generally considers other management compensation proposals on a case-by-case basis.

•

The Adviser also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGEMENT TEAM

Portfolio Management Team

The portfolio management team for the Fund is led by William J. Morgan, Managing Director. Mr. Morgan has been the lead portfolio manager for the Fund since June 2000 and has been part of the team responsible for management of the Fund since its inception. Currently, Mr. Morgan is a high-yield team leader and the portfolio manager for accounts in the high yield, aggressive income high yield, and insurance asset BB styles. Mr. Morgan earned a B.A. from Kenyon College and an M.B.A. from Xavier University. James P. Shanahan, Jr., Managing Director, also serves as portfolio manager for the Fund focusing primarily on investments in distressed debt. Mr. Shanahan has been part of the team responsible for the management of the Fund since 1988. Mr. Shanahan holds a B.A. from Xavier University and a J.D. from the University of Cincinnati College of Law. James E. Gibson, Vice President, is primarily responsible for trading on behalf of the Fund and has been part of the portfolio management team for the Fund since 1988. Mr. Gibson is one of the principal high yield traders in the Adviser’s U.S. Fixed Income Group. Mr. Gibson holds a B.S. from the University of Cincinnati College of Business Administration in finance. Mr. Morgan, Mr. Shanahan, and Mr. Gibson were officers of the Fund’s former adviser, Pacholder & Company, LLC, since its inception in 1998 and have been officers of and/or associated with the Adviser since March 1, 2005.

OTHER ACCOUNTS MANAGED

As of December 31, 2007, Mr. Morgan was part of the portfolio management team for four mutual funds with a total of approximately $1.7 billion in assets; nine pooled investment vehicles with a total of approximately $1 billion in assets; and seven other accounts with a total of approximately $470 million in assets. As of December 31, 2007, Mr. Shanahan was part of the portfolio management team for two mutual funds with a total of approximately $1.7 billion in assets; nine pooled investment vehicles with a total of approximately $1 billion in assets; and seven other accounts with a total of approximately $300 million in assets. As of December 31, 2007, Mr. Gibson was part of the portfolio management team for two mutual funds with a total of approximately $1.7 billion in assets. The Adviser is not paid a performance based fee in connection with the mutual funds, the pooled investment vehicles or the other accounts.

POTENTIAL CONFLICTS OF INTEREST

The potential for conflicts of interest exists when a portfolio manager manages other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the Adviser’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

The Adviser and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Adviser and its affiliates or a portfolio manager by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser or its affiliates could be viewed as having a conflict of interest to the extent that the Adviser or an affiliate has a proprietary investment in Similar Accounts, a portfolio manager has personal investments in Similar Accounts or the Similar Accounts are investment options in the Adviser’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon the Adviser and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Adviser and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase the Adviser’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, the Adviser or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments the Adviser or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

The goal of the Adviser and its affiliates is to meet their fiduciary obligation with respect to all clients. The Adviser and its affiliates have policies and procedures that seek to manage conflicts. The Adviser and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with the Adviser’s Codes of Ethics and JPMorgan Chase & Co.’s Code of Conduct. With respect to the allocation of investment opportunities, the Adviser and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with the Adviser’s and its affiliates’ duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the Adviser and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.

PORTFOLIO MANAGER COMPENSATION

The portfolio managers’ total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected funds advised by the Adviser or its affiliates. These elements reflect individual performance and the performance of the Adviser’s business as a whole.

The portfolio managers’ performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios a portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating a portfolio manager’s performance with respect to the funds he manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark over one, three and five year periods (or such shorter time as the portfolio manager has managed a fund). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected funds.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGEMENT TEAM

Information concerning ownership of securities of the Fund owned by Mr. Morgan, Mr. Shanahan and Mr. Gibson as of December 31, 2007 is set forth below:

William J. Morgan: $500,001 - $1,000,000

James P. Shanahan, Jr.: $100,001 - $500,000

James E. Gibson: $100,001 - $500,000

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases covered by this Item during the period covered by this report.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

The Registrant has adopted proxy voting policies and procedures, as defined in Item 7 of Form N-CSR. A copy of the policies and procedures is filed as Exhibit 12(a)(3) to this Form.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacholder High Yield Fund, Inc.

By:	/s/ Gary J. Madich
Gary J. Madich
President and Principal Executive Officer
March 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Gary J. Madich
Gary J. Madich
President and Principal Executive Officer
March 6, 2008

By:	/s/ Stephanie J. Dorsey
Stephanie J. Dorsey
Treasurer and Principal Financial Officer
March 6, 2008